UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): January 30, 2012

AMERICAN STRATEGIC MINERALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-171214	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31161 Hwy. 90 Nucla, Colorado		81424
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (970) 864-2125

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

             On February 3, 2012, American Strategic Minerals Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Report”) disclosing its entry into a Mining Claim and Lease Sale/Purchase Agreement (the “Agreement”) with Robert A. Larson, the owner of certain unpatented mining claims known as the Pitchfork Claims (the “Claims”) and the lessee of the surface rights in, on and under a portion of the Claims.  The Company is filing this amendment to the Form 8-K in order to file all of the attachments to the Agreement as attachments to Exhibit 10.1 hereof.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Mining Claim & Lease Sale/Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 14, 2012

AMERICAN STRATEGIC MINERALS CORPORATION

By:	/s/ George Glasier
Name: George Glasier
Title: President and Chief Executive Officer